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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At March 31, 2010, we owned or had an interest in 381 properties comprising 261 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2010, for the Company and the Operating Partnership.

        Beginning with the first quarter of 2010, we modified the reporting of statistics for our U.S. businesses by combining the Company's regional malls and Premium Outlets. We made this change for several reasons including (1) it is more representative of Simon's enterprise performance, as combined, these portfolios represent over 86% of our net operating income, (2) the historically bright line between malls and outlets is becoming more blurred every day as many tenants are leasing space in both property types, and (3) we consolidated the back-of-house operations for our outlets into our Indianapolis infrastructure last year.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

SIMON PROPERTY GROUP
Overview

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Second Quarter 2010	August 2, 2010
Third Quarter 2010	November 1, 2010

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

        All outstanding shares of the Company's 6% Series I Convertible Perpetual Preferred Stock (SPGPrI) were redeemed on April 16, 2010 (see Schedule of Preferred Stock/Units Outstanding on page 52 for additional information).

Credit Ratings

Standard & Poor's
Corporate	A-	(CreditWatch Negative)
Senior Unsecured	A-	(CreditWatch Negative)
Preferred Stock	BBB	(CreditWatch Negative)
Moody's
Senior Unsecured	A3	(Under Review—Direction Uncertain)
Preferred Stock	Baa1	(Under Review—Direction Uncertain)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

Simon Property Group Ownership Structure(1)
March 31, 2010

(1)
Schedule excludes Company preferred stock (see "Preferred Stock/Units Outstanding") and Operating Partnership units not convertible into common stock.

(2)
This group consists of Melvin Simon & Associates, Inc., ("MSA"), wholly owned subsidiaries of MSA, the estate of Melvin Simon, Herbert Simon, David Simon, MH Holdings, Inc. and related trusts for the benefit of the preceding. MSA is owned 69.06% by the estate of Melvin Simon and 30.94% by a trust for the benefit of Herbert Simon. MH Holdings, Inc. is owned 50% by the estate of Melvin Simon and 50% by a trust for the benefit of Herbert Simon. 3,192,000 common shares and 8,000 shares of Class B common stock owned by one or more members of the group are held by voting trusts as to which Herbert Simon and David Simon are the voting trustees.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also has voting rights with common stock.

(4)
Other executives includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2009 through March 31, 2010

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2009	57,804,779	285,748,271
Issuance of Common Stock for Stock Option Exercises	—	13,350
Conversion of Operating Partnership Units into Common Stock	(146,843)	146,843
Restricted Stock Awards (Stock Incentive Program)(3)	—	111,013
Conversion of Operating Partnership Preferred Units into Units	55,844	—
Conversion of Series I Preferred Stock into Common Stock	—	3,056,397
Number Outstanding at March 31, 2010	57,713,780	289,075,874
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at March 31, 2010		289,075,874
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(5)		3,800,746
Series I 6% Convertible Perpetual Preferred Units(5)		806,463
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(6)		313,742
Diluted Common Shares Outstanding at March 31, 2010(4)		293,996,825

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 52).

(3)
Net of forfeitures.

(4)
For FFO purposes.

(5)
Conversion terms provided on page 52 of this document.

(6)
Based upon the weighted average stock price for the quarter ended March 31, 2010.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2010
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2010	2009
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$925,071	$918,492
Net Income Attributable to Common Stockholders	$9,373	$106,768
Basic Earnings per Common Share (EPS)	$0.03	$0.45
Diluted Earnings per Common Share (EPS)	$0.03	$0.45
Diluted EPS as adjusted(1)	$0.51	$0.45
FFO of the Operating Partnership	$325,558	$476,832
Diluted FFO of the Operating Partnership	$331,072	$483,710
Basic FFO per Share (FFOPS)	$0.95	$1.63
Diluted FFO per Share (FFOPS)	$0.94	$1.61
Diluted FFOPS as adjusted(1)	$1.41	$1.61
Distributions per Share	$0.60	$0.90	(2)

(1)
During the first quarter of 2010, the Company recorded a $165.6 million loss on extinguishment of debt. Reconciliations of Diluted EPS as adjusted to Diluted EPS and Diluted FFOPS as adjusted to Diluted FFOPS are as follows:

	As of or for the Three Months Ended March 31,
	2010	2009
Diluted EPS as adjusted to Diluted EPS
Diluted EPS as adjusted	$0.51	$0.45
Loss on Debt Extinguishment	(0.48)	—

Diluted EPS	$0.03	$0.45

Diluted FFOPS as adjusted to Diluted FFOPS
Diluted FFOPS as adjusted	$1.41	$1.61
Loss on Debt Extinguishment	(0.47)	—

Diluted FFOPS	$0.94	$1.61

(2)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, comprised of 10% cash and 90% shares of the Company's common stock.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2010
Unaudited
(In thousands, except as noted)

	March 31, 2010	December 31, 2009
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,714	57,805
Common Shares Outstanding at End of Period	289,076	285,748

Total Common Shares and Units Outstanding at End of Period	346,790	343,553

Weighted Average Limited Partnership Units Outstanding	57,698	57,292
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	286,125	267,055
Diluted—for purposes of EPS	286,439	268,472
Diluted—for purposes of FFOPS	293,917	276,100
Simon Group's Debt Information
Share of Consolidated Debt	$17,607,788	$18,354,130
Share of Joint Venture Debt	6,641,935	6,552,370

Share of Total Debt	$24,249,723	$24,906,500

Simon Group's Market Capitalization
Common Stock Price at End of Period	$83.90	$79.80
Common Equity Capitalization, including common operating partnership units	$29,095,652	$27,415,533
Preferred Equity Capitalization, including preferred operating partnership units	440,524	676,021

Total Equity Market Capitalization	$29,536,176	$28,091,554

Total Capitalization—Including Simon Group's Share of Total Debt	$53,785,899	$52,998,054

	As of or for the Three Months Ended March 31,
	2010	2009
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$2,421	$3,813
Joint Venture Properties	$26	$581
Simon Group's Share of Joint Venture Properties	$10	$349

        On the following two pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended March 31, 2010
						For the Three Months Ended March 31, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$571,610	$(8,618)	$562,992	$195,086	$758,078	$746,374
Overage rent	13,211	(51)	13,160	12,383	25,543	20,597
Tenant reimbursements	255,928	(5,401)	250,527	91,915	342,442	345,125
Management fees and other revenues	28,568	—	28,568	—	28,568	30,651
Other income	55,754	(319)	55,435	24,487	79,922	67,982

Total revenue	925,071	(14,389)	910,682	323,871	1,234,553	1,210,729

EXPENSES:
Property operating	98,768	(2,885)	95,883	61,116	156,999	161,425
Depreciation and amortization	228,909	(2,088)	226,821	97,175	323,996	352,015
Real estate taxes	89,729	(1,488)	88,241	26,122	114,363	112,295
Repairs and maintenance	23,745	(718)	23,027	11,449	34,476	32,503
Advertising and promotion	18,836	(260)	18,576	6,311	24,887	23,748
Provision for credit losses	(3,451)	93	(3,358)	521	(2,837)	16,798
Home and regional office costs	17,315	—	17,315	—	17,315	26,163
General and administrative	5,112	—	5,112	—	5,112	4,048
Transaction expenses	3,700	—	3,700	—	3,700	—
Other	15,492	(752)	14,740	20,605	35,345	35,090

Total operating expenses	498,155	(8,098)	490,057	223,299	713,356	764,085

OPERATING INCOME	426,916	(6,291)	420,625	100,572	521,197	446,644
Interest expense	(263,959)	3,630	(260,329)	(82,990)	(343,319)	(305,958)
Loss on extinguishment of debt	(165,625)	—	(165,625)	—	(165,625)	—
Income tax (expense) benefit of taxable REIT subsidiaries	(202)	—	(202)	—	(202)	2,523
Income from unconsolidated entities	17,582	—	17,582	(17,582)	—	—
Gain on sale or disposal of assets	6,042	—	6,042	—	6,042	—

CONSOLIDATED NET INCOME	20,754	(2,661)	18,093	—	18,093	143,209
Net income attributable to noncontrolling interests	5,771	(2,661)	3,110	—	3,110	29,912
Preferred dividends	5,610	—	5,610	—	5,610	6,529

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$9,373	$—	$9,373	$—	$9,373	$106,768

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
Consolidated Net Income			$20,754	$—	$20,754	$146,248
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			225,430	—	225,430	252,913
Simon's share of depreciation and amortization from unconsolidated entities			—	96,879	96,879	93,378
Income from unconsolidated entities			(17,582)	17,582	—	—
Gain on sale or disposal of assets			(6,042)	—	(6,042)	—
Net income attributable to noncontrolling interest holders in properties			(2,663)	—	(2,663)	(3,039)
Noncontrolling interests portion of depreciation and amortization			(1,972)	—	(1,972)	(1,962)
Preferred distributions and dividends			(6,828)	—	(6,828)	(10,706)

FFO of the Operating Partnership			$211,097	$114,461	$325,558	$476,832

Percentage of FFO of the Operating Partnership			64.84%	35.16%	100.00%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of March 31, 2010
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2009 Our Total Share
ASSETS:
Investment properties, at cost	$25,111,988	$(185,930)	$24,926,058	$9,359,381	$34,285,439	$34,426,322
Less—accumulated depreciation	7,026,845	(88,668)	6,938,177	1,663,015	8,601,192	8,531,014

	18,085,143	(97,262)	17,987,881	7,696,366	25,684,247	25,895,308
Cash and cash equivalents	3,326,642	(6,480)	3,320,162	289,135	3,609,297	4,261,201
Tenant receivables and accrued revenue, net	355,469	(4,518)	350,951	133,364	484,315	541,813
Investment in unconsolidated entities, at equity	1,418,987	—	1,418,987	(1,418,987)	—	—
Deferred costs and other assets	1,159,035	(2,929)	1,156,106	192,812	1,348,918	1,341,821
Note receivable from related party	632,000	—	632,000	—	632,000	632,000

Total assets	$24,977,276	$(111,189)	$24,866,087	$6,892,690	$31,758,777	$32,672,143

LIABILITIES:
Mortgages and other indebtedness	$17,883,189	$(275,401)	$17,607,788	$6,641,935	$24,249,723	$24,906,500
Accounts payable, accrued expenses, intangibles, and deferred revenues	952,526	(8,779)	943,747	318,619	1,262,366	1,323,741
Cash distributions and losses in partnerships and joint ventures, at equity	469,453	—	469,453	(469,453)	—	—
Other liabilities and accrued dividends	182,488	(1,090)	181,398	401,589	582,987	558,383

Total liabilities	19,487,656	(285,270)	19,202,386	6,892,690	26,095,076	26,788,624

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	123,859	2,570	126,429	—	126,429	128,221
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 4,484,683 and 8,091,155 issued and outstanding, respectively, at liquidation value	224,234	—	224,234	—	224,234	404,558
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,622	—	45,622	—	45,622	45,704
Common stock, $.0001 par value, 511,990,000 shares authorized, 293,080,911 and 289,866,711 issued, respectively	29	—	29	—	29	29
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	7,704,856	—	7,704,856	—	7,704,856	7,547,959
Accumulated deficit	(3,119,320)	—	(3,119,320)	—	(3,119,320)	(2,955,671)
Accumulated other comprehensive loss	(27,517)	—	(27,517)	—	(27,517)	(3,088)
Common stock held in treasury at cost, 4,013,037 and 4,126,440 shares, respectively	(167,250)	—	(167,250)	—	(167,250)	(176,796)

Total stockholders' equity	4,436,420	—	4,436,420	—	4,436,420	4,458,137
Noncontrolling interests	705,107	171,511	876,618	—	876,618	892,603

Total equity	5,141,527	171,511	5,313,038	—	5,313,038	5,350,740

Total liabilities and equity	$24,977,276	$(111,189)	$24,866,087	$6,892,690	$31,758,777	$32,672,143

 SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of March 31, 2010
(in thousands, except as noted)

         Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

         However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

         The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the three months ended March 31, 2010.

	For the Three Months Ended March 31,
	2010	2009
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$20,754	$146,248
Income tax expense (benefit) of taxable REIT subsidiaries	202	(2,523)
Interest expense	263,959	226,036
Income from unconsolidated entities	(17,582)	(5,545)
Loss on extinguishment of debt	165,625	—
Gain on sale or disposal of assets	(6,042)	—

Operating Income	426,916	364,216
Depreciation and amortization	228,909	256,337

NOI of consolidated Properties	$655,825	$620,553

Reconciliation of NOI of unconsolidated entities:
Net Income	$74,113	$50,471
Interest expense	217,163	219,151
Loss from unconsolidated entities	439	768

Operating Income	291,715	270,390
Depreciation and amortization	199,037	187,463

NOI of unconsolidated entities	$490,752	$457,853

Total NOI of the Simon Group Portfolio	$1,146,577	$1,078,406

Change in NOI from prior period	6.3%	4.0%
Less: Joint venture partner's share of NOI	301,384	279,747

Simon Group's Share of NOI	$845,193	$798,659

Change in Simon Group's Share of NOI from prior period	5.8%	4.8%
NOI of Comparable Properties(1)	$861,513	$840,232

Increase in NOI of Comparable Properties(1)	2.5%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

SIMON PROPERTY GROUP

NOI Composition(1)

For the Three Months Ended March 31, 2010

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.0%
Texas	11.5%
California	10.6%
Massachusetts	7.3%
New York	7.2%
Georgia	5.2%
Nevada	4.9%
Indiana	4.6%
New Jersey	4.4%
Pennsylvania	4.2%

Top 10 Contributors by State	72.9%

NOI by Asset Type
Regional Malls and Premium Outlets	86.3%
The Mills	4.8%
International(2)	4.5%
Community/Lifestyle Centers	4.2%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
International includes eight Premium Outlets in Japan and one Premium Outlet in both Mexico and South Korea, plus the shopping centers in France, Italy and Poland.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2010
(In thousands)

	For the Three Months Ended March 31,
	2010	2009
Consolidated Properties
Other Income
Interest Income	$7,714	$6,617
Lease Settlement Income	20,559	13,435
Gains on Land Sales	1,752	228
Other	25,729	24,885

Totals	$55,754	$45,165

Other Expense
Ground Rent	$8,745	$7,819
Professional Fees	3,034	2,858
Other	3,713	8,552

Totals	$15,492	$19,229

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of March 31, 2010

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Mall Stores	58,567,568	58,237,260	38.2%
Freestanding	4,396,862	1,849,500	1.2%
Anchors	95,005,136	25,669,541	16.9%
Office	1,951,870	1,951,870	1.3%

Regional Mall Total	159,921,436	87,708,171	57.6%
Premium Outlets	17,203,325	16,988,703	11.1%
Community/Lifestyle Centers	20,199,257	13,799,431	9.1%
The Mills®	22,725,732	20,210,686	13.3%
Mills Regional Malls	17,554,603	8,731,395	5.7%
Mills Community Centers	1,014,074	962,520	0.6%

Mills Portfolio Total	41,294,409	29,904,601	19.6%
Other(1)	5,014,942	3,983,018	2.6%

Total U.S. Properties	243,633,369	152,383,924	100.0%

(1)
Consists of ten other shopping centers and non-Premium Outlets and four regional malls. These properties contribute 0.2% of Simon Group's share of total NOI.

SIMON PROPERTY GROUP
U.S. Operational Information(1)
As of March 31, 2010

	As of or for the Three Months Ended March 31,
	2010	2009
Total Number of Properties	202	203
Total GLA (in millions of square feet)	177.1	177.3
Occupancy(2)
Consolidated Assets	92.8%	92.5%
Unconsolidated Assets	90.7%	91.0%
Total Portfolio	92.2%	92.1%
Comparable sales per square foot(3)
Consolidated Assets	$458	$458
Unconsolidated Assets	$496	$495
Total Portfolio	$467	$467
Average rent per square foot(2)
Consolidated Assets	$37.15	$35.59
Unconsolidated Assets	$43.44	$43.32
Total Portfolio	$38.72	$37.51

Historical Data:	Occupancy(2)	Comparable Sales Per Square Foot(3)	Average Rent Per Square Foot(2)
12/31/09	93.4%	$452	$38.47
12/31/08	93.8%	$480	36.69
12/31/07	94.7%	$495	34.67
12/31/06	94.3%	$475	33.14
12/31/05	94.2%	$448	32.36

Small Shop Leasing Activity for the for the Twelve Months Ended:

	Average Base Rent(4)
	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
3/31/10	$42.82	$40.71	$2.11	5.2%
12/31/09	43.24	38.32	4.92	12.8%
9/30/09	41.78	36.35	5.43	14.9%
6/30/09	43.73	35.68	8.05	22.6%
3/31/09	45.18	34.83	10.35	29.7%
12/31/08	43.93	34.96	8.97	20.4%
12/31/07	41.41	34.84	6.57	15.9%
12/31/06	39.78	33.26	6.52	16.4%
12/31/05	38.53	31.95	6.58	17.1%

(1)
Represents combined results for regional malls and Premium Outlets. Does not include information for community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

(2)
Represents mall stores in regional malls and all owned gross leasable area in Premium Outlets.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet in regional malls and all owned gross leasable area in Premium Outlets.

(4)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of March 31, 2010

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/10
Small Shops
Month to Month Leases	991	3,229,542	$36.90
2010 (4/1/10 - 12/31/10)	1,073	3,060,334	$36.93
2011	3,047	8,569,460	$33.34
2012	2,438	8,391,163	$34.15
2013	2,171	6,738,400	$39.19
2014	1,849	6,090,890	$37.81
2015	1,631	5,971,987	$39.38
2016	1,541	4,633,191	$42.77
2017	1,537	5,157,600	$43.70
2018	1,547	5,869,286	$47.09
2019	1,337	5,191,539	$45.42
2020	530	2,199,959	$43.25
2021 and Thereafter	312	1,972,907	$35.05
Specialty Leasing Agreements w/ terms in excess of 12 months	1,471	3,424,047	$14.51
Anchor Tenants
2010 (4/1/10 - 12/31/10)	10	946,548	$4.37
2011	17	1,933,210	$4.25
2012	25	3,179,826	$3.83
2013	29	3,768,732	$4.51
2014	32	3,306,934	$4.79
2015	25	3,282,178	$2.88
2016	10	1,254,122	$3.60
2017	4	608,377	$2.85
2018	7	687,836	$7.16
2019	11	1,384,187	$4.06
2020	10	887,577	$5.39
2021 and Thereafter	23	2,365,367	$5.67

(1)
Represents combined results for regional malls and Premium Outlets. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

(2)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of March 31, 2010

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	366	4,009	1.6%	2.9%
Limited Brands, Inc.	332	1,865	0.8%	2.1%
Abercrombie & Fitch Co.	227	1,614	0.7%	1.7%
Foot Locker, Inc.	393	1,528	0.6%	1.4%
Luxottica Group S.P.A	421	797	0.3%	1.1%
Zale Corporation	350	377	0.2%	1.1%
American Eagle Outfitters, Inc.	169	958	0.4%	1.0%
Genesco, Inc.	419	617	0.3%	0.9%
Express LLC	112	985	0.4%	0.9%
Sterling Jewelers, Inc.	199	309	0.1%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	149	26,650	10.9%	0.4%
Sears Roebuck & Co.	120	18,213	7.5%	0.2%
J.C. Penney Co., Inc.	113	16,098	6.6%	0.6%
Dillard's Dept. Stores	75	11,586	4.8%	0.1%
Nordstrom, Inc.	27	4,590	1.9%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	13	1,686	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	18	1,188	0.5%	0.3%
Boscov's Department Store LLC	6	1,099	0.5%	0.0%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Represents combined results for regional malls and Premium Outlets. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
Other U.S. Operational Information
As of March 31, 2010

	As of or for the Three Months Ended March 31,
	2010	2009
Community/Lifestyle Centers
Total Number of Properties	66	70
Total GLA (in millions of square feet)	20.2	20.8
Occupancy(1)	90.3%	87.4%
Average rent per square foot(1)	$13.44	$13.37
The Mills Portfolio(2)
The Mills®
Total Number of Properties	16	16
Total GLA (in millions of square feet)	22.7	22.9
Occupancy(1)	93.3%	89.7%
Comparable sales per square foot(3)	$372	$373
Average rent per square foot(1)	$19.79	$19.78
Mills Regional Malls(4)
Total Number of Properties	16	16
Total GLA (in millions of square feet)	17.6	17.5
Occupancy(5)	88.6%	87.4%
Comparable sales per square foot(3)	$389	$410
Average rent per square foot(5)	$35.42	$37.14

(1)
For all owned gross leasable area.

(2)
Excludes four community/lifestyle centers in the Mills portfolio.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(4)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(5)
For mall stores.

SIMON PROPERTY GROUP
International Operational Information
As of March 31, 2010

	As of or for the Three Months Ended March 31,
	2010	2009
International Properties
European Shopping Centers
Total Number of Properties	53	52
Total GLA (in millions of square feet)	14.4	13.5
Occupancy	95.4%	98.5%
Comparable sales per square foot	€407	€409
Average rent per square foot	€31.13	€30.86
International Premium Outlets—Japan(1)
Total Number of Properties	8	7
Total GLA (in millions of square feet)	2.4	2.0
Occupancy	99.6%	99.9%
Comparable sales per square foot	¥90,993	¥91,492
Average rent per square foot	¥4,731	¥4,705

(1)
Does not include Premium Outlets Punta Norte in Mexico or Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		775,852
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,054
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		841,558
4.	Fashion Valley	CA	San Diego	50.0%		1,723,287
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		866,158
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,427
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,149,547
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,364,367	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,187,818
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		882,172
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,531
12.	Crystal Mall	CT	Waterford	74.6%		782,876
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,898
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,117,023
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,100,284
16.	Coconut Point	FL	Estero	50.0%		1,199,873	(7)
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,339
18.	Cordova Mall	FL	Pensacola	100.0%		851,723
19.	Crystal River Mall	FL	Crystal River	100.0%		420,109
20.	Dadeland Mall	FL	Miami	50.0%		1,487,658
21.	DeSoto Square	FL	Bradenton	100.0%		678,069
22.	Edison Mall	FL	Fort Myers	100.0%		1,050,989
23.	Florida Mall, The	FL	Orlando	50.0%		1,769,303
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,564
25.	Indian River Mall	FL	Vero Beach	50.0%		737,108
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,088
27.	Melbourne Square	FL	Melbourne	100.0%		665,241
28.	Miami International Mall	FL	Miami	47.8%		1,071,588
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		957,944
30.	Paddock Mall	FL	Ocala	100.0%		554,033
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,563
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,889
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,437
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,221,235
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,683
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,363
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,347
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,928	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,544,024
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,759,238
41.	Northlake Mall	GA	Atlanta	100.0%		962,133
42.	Phipps Plaza	GA	Atlanta	100.0%		818,177
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,275,898
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		688,593
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,110
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		796,680
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		889,046
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,382
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	530,011
50.	Northwoods Mall	IL	Peoria	100.0%		694,316
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,127

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
52.	River Oaks Center	IL	Calumet City (Chicago)		100.0%	1,352,187	(7)
53.	SouthPark Mall	IL	Moline		50.0%	1,017,107
54.	White Oaks Mall	IL	Springfield		80.7%	929,871	(7)
55.	Castleton Square	IN	Indianapolis		100.0%	1,381,525
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	735,772
57.	College Mall	IN	Bloomington		100.0%	636,606
58.	Eastland Mall	IN	Evansville		50.0%	865,310
59.	Fashion Mall at Keystone, The	IN	Indianapolis		100.0%	683,492
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)		100.0%	1,280,173
61.	Markland Mall	IN	Kokomo		100.0%	415,892
62.	Muncie Mall	IN	Muncie		100.0%	635,037
63.	Tippecanoe Mall	IN	Lafayette		100.0%	862,773
64.	University Park Mall	IN	Mishawaka		100.0%	922,626
65.	Washington Square	IN	Indianapolis		100.0%	963,268
66.	Towne East Square	KS	Wichita		100.0%	1,120,581
67.	Towne West Square	KS	Wichita		100.0%	941,485
68.	West Ridge Mall	KS	Topeka		100.0%	992,313
69.	Prien Lake Mall	LA	Lake Charles		100.0%	791,243
70.	Arsenal Mall	MA	Watertown (Boston)		100.0%	450,128	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)		49.1%	205,605
72.	Auburn Mall	MA	Auburn		49.1%	588,130
73.	Burlington Mall	MA	Burlington (Boston)		100.0%	1,317,759
74.	Cape Cod Mall	MA	Hyannis		49.1%	725,607
75.	Copley Place	MA	Boston		98.1%	1,243,193	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)		49.1%	1,022,548
77.	Greendale Mall	MA	Worcester (Boston)		49.1%	430,807	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)		49.1%	858,302
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)		47.2%	474,909
80.	Northshore Mall	MA	Peabody (Boston)		49.1%	1,581,257	(7)
81.	Solomon Pond Mall	MA	Marlborough (Boston)		49.1%	886,848
82.	South Shore Plaza	MA	Braintree (Boston)		100.0%	1,303,073
83.	Square One Mall	MA	Saugus (Boston)		49.1%	930,647
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)		100.0%	684,357
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)		100.0%	979,905
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,722
87.	Maplewood Mall	MN	St. Paul (Minneapolis)		100.0%	930,013
88.	Miller Hill Mall	MN	Duluth		100.0%	805,552
89.	Battlefield Mall	MO	Springfield		100.0%	1,198,845
90.	Independence Center	MO	Independence (Kansas City)		100.0%	1,031,751
91.	SouthPark	NC	Charlotte		100.0%	1,625,581
92.	Mall at Rockingham Park, The	NH	Salem (Boston)		24.6%	1,020,083
93.	Mall of New Hampshire, The	NH	Manchester		49.1%	811,320
94.	Pheasant Lane Mall	NH	Nashua		(5)	869,807
95.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	765,293
96.	Livingston Mall	NJ	Livingston (New York)		100.0%	984,641
97.	Menlo Park Mall	NJ	Edison (New York)		100.0%	1,323,005	(7)
98.	Ocean County Mall	NJ	Toms River (New York)		100.0%	890,283
99.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,690
100.	Rockaway Townsquare	NJ	Rockaway (New York)		100.0%	1,243,573

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,713
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		645,149
103.	Chautauqua Mall	NY	Lakewood	100.0%		425,291
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		580,265
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,227,043	(7)
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,415
107.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,520
108.	Westchester, The	NY	White Plains (New York)	40.0%		827,390	(7)
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,234,687	(7)
110.	Lima Mall	OH	Lima	100.0%		737,690
111.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,451
112.	Southern Park Mall	OH	Youngstown	100.0%		1,189,723
113.	Summit Mall	OH	Akron	100.0%		770,293
114.	Upper Valley Mall	OH	Springfield	100.0%		739,804
115.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,669
116.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,032
117.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,225,375	(7)
118.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,032,551
119.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,615,477	(7)
120.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,065	(7)
121.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,147,484
122.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,332,185	(7)
123.	Ross Park Mall	PA	Pittsburgh	100.0%		1,207,923
124.	South Hills Village	PA	Pittsburgh	100.0%		1,141,179	(7)
125.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	589,275
126.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,393	(7)
127.	Anderson Mall	SC	Anderson	100.0%		671,885
128.	Haywood Mall	SC	Greenville	100.0%		1,231,161
129.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,073,985
130.	Rushmore Mall(2)	SD	Rapid City	50.0%		834,897
131.	Knoxville Center	TN	Knoxville	100.0%		978,166	(7)
132.	Oak Court Mall	TN	Memphis	100.0%		848,967	(7)
133.	West Town Mall	TN	Knoxville	50.0%		1,336,669
134.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,526
135.	Barton Creek Square	TX	Austin	100.0%		1,429,571
136.	Broadway Square	TX	Tyler	100.0%		627,953
137.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,926
138.	Domain, The	TX	Austin	100.0%		1,090,690	(7)
139.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,241	(7)
140.	Galleria, The	TX	Houston	31.5%		2,298,426
141.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,731
142.	Irving Mall	TX	Irving (Dallas)	100.0%		1,052,994
143.	La Plaza Mall	TX	McAllen	100.0%		1,199,803
144.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,944
145.	Longview Mall	TX	Longview	100.0%		638,588
146.	Midland Park Mall	TX	Midland	100.0%		617,576
147.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,146
148.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,401	(7)
149.	Sunland Park Mall	TX	El Paso	100.0%		917,642

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
150.	Valle Vista Mall	TX	Harlingen	100.0%		651,102
151.	Apple Blossom Mall	VA	Winchester	49.1%		439,862
152.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		569,861
153.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	792,687
154.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		989,006	(7)
155.	Valley Mall	VA	Harrisonburg	50.0%		506,279
156.	Virginia Center Commons	VA	Glen Allen	100.0%		785,406
157.	Columbia Center	WA	Kennewick	100.0%		768,418
158.	Northgate Mall	WA	Seattle	100.0%		1,058,557
159.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,253,094
160.	Bay Park Square	WI	Green Bay	100.0%		710,904
161.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					159,921,436

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	673,913
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,045
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,733
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	296,035
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,906
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,873
7.	Napa Premium Outlets	CA	Napa	100.0%	179,392
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,953
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,523
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,173
11.	Orlando Premium Outlets	FL	Orlando	100.0%	549,534
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,557
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	538,348
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,937
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,367
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,814
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,325
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	636,002
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,543
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,563
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,099
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,978
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,719
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,391
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,266
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	469,047
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,681

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,558
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,730
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,446
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,792
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,884
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,106
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,196
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,543
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,482
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,902
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,711
40.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,796
41.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlets GLA				17,203,325

	Total Regional Mall and U.S. Premium Outlets GLA				177,124,761

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:
Arsenal Mall—52,847 sq. ft.
Century III Mall—30,032 sq. ft.
Copley Place—867,301 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Great Lakes Mall—2,051 sq. ft.
Greendale Mall—119,860 sq. ft.
Gwinnett Place—32,603 sq. ft.
King of Prussia Mall—13,150 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Menlo Park Mall—52,424 sq. ft.
Northshore Mall—12,367 sq. ft.
Knoxville Center—1,455 sq. ft.
Oak Court Mall—126,583 sq. ft.
Oxford Valley Mall—110,324 sq. ft.
Plaza Carolina—28,436 sq. ft.
River Oaks Center—116,912 sq. ft.
Rolling Oaks Mall—6,383 sq. ft.
Roosevelt Field—1,610 sq. ft.
South Hills Village—4,361 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,954 sq. ft.
The Westchester—820 sq. ft.
White Oaks Mall—17,807 sq. ft.

 SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	335,589
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,321
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		815,657
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,059
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,678
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		428,039
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,843
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,706
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		655,490
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Plaza	IN	Muncie	100.0%		172,621
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,623
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,519
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,509
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,042
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,667
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		149,335
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	Cobblestone Court	NY	Victor	35.7	%(3)	265,477

 SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,154
48.	Lima Center	OH	Lima	100.0%		236,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
50.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,383
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,566
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
55.	Arboretum at Great Hills	TX	Austin	100.0%		206,452
56.	Gateway Shopping Center	TX	Austin	100.0%		512,955
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
59.	Palms Crossing	TX	McAllen	100.0%		337,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,251
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	254,302
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,199,257

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	SPG Share of Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,646
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,293,052
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,098,098
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,938
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,183,084
6.	Franklin Mills	PA	Philadelphia	50.0%		1,742,849
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,777,431
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,354,862
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,810,747
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,944
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,479,501
12.	Opry Mills	TN	Nashville	50.0%		1,159,517
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,540,056
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,257,261
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,876
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		720,870

	Subtotal The Mills GLA®					22,725,732
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		970,562
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(1)	2,381,172	(2)
19.	Dover Mall	DE	Dover	34.1%		885,966
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		899,436
21.	Falls, The	FL	Miami	25.0%		807,275
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		863,293
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,077,067
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,046,321
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,107,688
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,133
27.	Meadowood Mall	NV	Reno	25.0%		876,502	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		955,846
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		762,197
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,338,880	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,212,117
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,301,148

	Subtotal Regional Malls GLA					17,554,603
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,160
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,618

	Subtotal Community Centers GLA					1,014,074

	Total Mills Properties GLA					41,294,409

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:
Del Amo Fashion Center—114,413 sq. ft.
Meadowood Mall—6,013 sq. ft.
Southdale Center—20,295 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		576,800
2.	Bay 1	Torcy (Paris)	50.0%		348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		173,100
4.	Villabé A6	Villabé (Paris)	7.5%		284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		254,700

	Subtotal France GLA				1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		547,800
11.	Modugno	Modugno (Bari)	49.0%		143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
	Catania:
18.	Catania	Catania	24.0%		641,700
19.	La Rena	La Rena (Catania)	49.0%		146,200
20.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
	Lecco:
21.	Merate	Merate (Lecco)	49.0	%(3)	162,000
	Milan (Milano):
22.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
23.	Cinisello	Cinisello (Milano)	49.0%		375,600
24.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
25.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
26.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
	Monza:
27.	Monza	Monza	49.0	%(3)	211,700
	Naples (Napoli):
28.	Argine	Argine (Napoli)	24.0%		296,200
29.	Giugliano	Giugliano (Napoli)	49.0	%(5)	754,500
30.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
31.	Pompei	Pompei (Napoli)	49.0%		91,400
32.	Vulcano Buono	Nola (Napoli)	22.1%		876,000

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	Olbia:
33.	Olbia	Olbia	49.0	%(3)	207,600
	Padova:
34.	Padova	Padova	49.0%		105,800
	Palermo:
35.	Palermo	Palermo	49.0%		82,900
	Pesaro:
36.	Fano	Fano (Pesaro)	49.0%		112,300
	Pescara:
37.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
38.	Pescara	Pescara	49.0%		161,500
	Piacenza:
39.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
	Rome (Roma):
40.	Casalbertone	Roma	49.0	%(3)	147,600
41.	Collatina	Collatina (Roma)	49.0%		63,600
42.	Porta Di Roma	Roma	19.6%		1,255,400
	Sassari:
43.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
	Taranto:
44.	Taranto	Taranto	49.0%		201,700
	Turin (Torino):
45.	Cuneo	Cuneo (Torino)	49.0%		282,200
46.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
47.	Torino	Torino	49.0%		171,800
48.	Venaria	Venaria (Torino)	49.0%		165,600
	Venice (Venezia):
49.	Mestre	Mestre (Venezia)	49.0%		246,700
	Verona:
50.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
	Vicenza:
51.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy GLA				11,332,500
	POLAND
52.	Arkadia Shopping Center	Warsaw	50.0%		1,103,000
53.	Wilenska Station Shopping Center	Warsaw	50.0%		308,600

	Subtotal Poland GLA				1,411,600
	JAPAN
54.	Ami Premium Outlets	Ami (Tokyo)	40.0%		224,500
55.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		481,900
56.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%		364,900
57.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		323,800
58.	Sano Premium Outlets	Sano (Tokyo)	40.0%		392,300
59.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%		164,200
60.	Toki Premium Outlets	Toki (Nagoya)	40.0%		233,400
61.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		239,800

	Subtotal Japan GLA				2,424,800

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)	Total Gross Leasable Area(1)
	MEXICO
62.	Premium Outlets Punta Norte	Mexico City	50.0%	244,200

	Subtotal Mexico GLA			244,200
	SOUTH KOREA
63.	Yeoju Premium Outlets	Seoul	50.0%	276,200

	Subtotal South Korea GLA			276,200

	TOTAL INTERNATIONAL ASSETS GLA			17,327,100

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2010

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through March 31, 2010
Concord Mills—Concord (Charlotte), NC	Mills	Best Buy	Circuit City
Grapevine Mills—Grapevine (Dallas), TX	Mills	Off Broadway Shoes	Western Warehouse
Great Mall—Milpitas (San Jose), CA	Mills	Bed Bath & Beyond	Steve & Barry's
Katy Mills—Katy (Houston), TX	Mills	Off Broadway Shoes	Boot Town
Menlo Park Mall—Edison (New York), NJ	Regional Mall	Fortunoff Backyard Store	Steve & Barry's
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Nordstrom	Macy's(1)
Openings Projected for the Remainder of 2010
Avenues, The—Jacksonville, FL	Regional Mall	Forever 21	Belk
Anderson Mall—Anderson, SC	Regional Mall	Books-A-Million	Goody's
Arizona Mills—Tempe (Phoenix), AZ	Mills	Sea Life Center	Circuit City
Arundel Mills Marketplace—Hanover (Baltimore), MD	Mills Community Center	H.H. Gregg	Circuit City
Chesapeake Square—Chesapeake, VA	Regional Mall	Burlington Coat Factory	Dillard's(2)
Coddingtown Mall—Santa Rosa, CA	Regional Mall	Whole Foods	Ralph's Grocery
Franklin Mills—Philadelphia, PA	Mills	Forever 21	N/A
Great Lakes Plaza—Mentor (Cleveland), OH	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Gulf View Square—Port Richey (Tampa), FL	Regional Mall	T.J. Maxx	Linens 'n Things
Lehigh Valley Mall—Whitehall, PA	Regional Mall	H.H. Gregg	Linens 'n Things
Lima Mall—Lima, OH	Regional Mall	MC Sporting Goods	N/A
Lincoln Plaza—King of Prussia (Philadelphia), PA	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Miller Hill Mall—Duluth, MN	Regional Mall	Ulta	Champs & Charter
New Castle Plaza—New Castle, IN	Community/Lifestyle Ctr.	Peebles	Goody's
Ross Park Mall—Pittsburgh, PA	Regional Mall	Crate & Barrel	N/A
Santa Rosa Plaza—Santa Rosa, CA	Regional Mall	Forever 21	Mervyns
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Target	N/A
Tacoma Mall—Tacoma (Seattle), WA	Regional Mall	Forever 21 & Specialty Shops	Nordstrom(3)
The Block at Orange—Orange (Los Angeles), CA	Mills	H&M	Hilo Hattie

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Dillard's had two locations at this center, one of which was recaptured for redevelopment.

(3)
Opened Nordstrom in a new location at this center in 2008; former Nordstrom store was recaptured for redevelopment.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2010
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$12,781	$16,056	$7,968
Redevelopment projects with incremental GLA and/or anchor replacement	22,200	16,922	7,354
Renovations with no incremental GLA	7	—	—
Tenant allowances:
Retail	34,362	10,630	2,472
Office	246	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	2,098	12,048	5,800
Non-CAM expenditures	1,024	1,747	821

Totals	$72,718	$57,403	$24,415

Plus (Less): Conversion from accrual to cash basis	(9,938)	3,402

Capital Expenditures for the Three Months Ended 3/31/10(2)	$62,780	$60,805

Capital Expenditures for the Three Months Ended 3/31/09(2)	$137,094	$118,689

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of March 31, 2010

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(2) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Houston Premium Outlets Cypress (Houston), TX	116,000 square foot expansion of upscale outlet center anchored by Saks Fifth Avenue Off 5th	100%	11/10	$25	$25	$25	14%	$3.0	—	—
Other								$26.1	$14.2	$6.3

Total Construction in Progress(3)								$29.1	$14.2	$6.3

(1)
Cost and return are based upon current budget assumptions. Actual costs may vary.

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Does not include our international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2010

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost* (in millions)
New Development Projects:
Korea:
Paju Premium Outlets—Paju, South Korea(1)	328,000 square foot upscale outlet center with approximately 160 shops	50.0%	April 2011	KRW 60,640
Expansions:
Toki Premium Outlets—Toki, Japan(2)	62,000 square foot phase III expansion	40.0%	July 2010	JPY 864
Tosu Premium Outlets—Fukuoka, Japan(2)	54,000 square foot phase III expansion	40.0%	July 2011	JPY 1,263

*
Cost is based upon current budget assumptions. Actual costs may vary.

(1)
Construction loan in place.

(2)
Construction loan in place to fund 70% of costs; remaining 30% to be funded by operating cash flow.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of March 31, 2010
(In thousands)

Year	Our Share of Secured Consolidated Debt	Our Share of Unsecured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Total Debt
2010	897,664	800,000	752,840	2,450,504
2011	534,042	382,766	710,457	1,627,265
2012	1,312,319	390,705	1,194,028	2,897,052
2013	920,219	1,401,761	650,506	2,972,486
2014	809,712	1,800,000	960,885	3,570,597
2015	54,072	1,600,000	722,497	2,376,569
2016	680,012	1,300,000	697,016	2,677,028
2017	576,165	500,000	860,033	1,936,198
2018	5,058	1,000,000	7,715	1,012,773
2019	131,526	650,000	3,700	785,226
Thereafter	17,974	1,850,000	75,234	1,943,208

Face Amounts of Indebtedness	$5,938,763	$11,675,232	$6,634,911	$24,248,906
Premiums (Discounts) on Indebtedness, Net	7,759	(13,966)	7,024	817
Fair Value of Interest Rate Swaps Agreements	—	—	—	—

Our Share of Total Indebtedness	$5,946,522	$11,661,266	$6,641,935	$24,249,723

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	45%	Yes
Total Secured Debt to Total Assets	≤50%	24%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.6X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	255%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2010
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,944,115	$4,672,640	6.16%	4.0
Floating Rate Debt	1,269,829	1,266,123	1.40%	2.1

Total Mortgage Debt	6,213,944	5,938,763	5.14%	3.6
Unsecured Debt
Fixed Rate	11,240,093	11,240,093	6.07%	6.8
Revolving Credit Facility—US Tranche	0	0	2.35%	3.0
Revolving Credit Facility—Yen Currency	239,808	239,808	2.26%	3.0
Revolving Credit Facility—Euro Currency	195,331	195,331	2.50%	3.0

Total Revolving Credit Facility	435,139	435,139	2.36%	3.0
Total Unsecured Debt	11,675,232	11,675,232	5.93%	6.7
Premium	37,304	37,084
Discount	(43,291)	(43,291)

Consolidated Mortgages and Other Indebtedness(2)	$17,883,189	$17,607,788	5.67%	5.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,256,056	$5,379,317	5.70%	4.3
Floating Rate Debt (Hedged)(1)	1,036,081	360,483	2.06%	1.5
Floating Rate Debt	1,910,621	845,111	2.00%	3.0

Total Mortgage Debt	16,202,758	6,584,911	5.02%	4.0
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	26.0

Premium	15,952	7,708
Discount	(1,378)	(684)

Joint Venture Mortgages and Other Indebtedness	$16,317,332	$6,641,935	5.04%	4.1

Our Share of Total Indebtedness		$24,249,723	5.50%	5.2
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	90.3%	15,906,526	6.10%	6.0
Variable	9.7%	1,701,262	1.65%	2.3

	100.0%	17,607,788	5.67%	5.6
Joint Venture
Fixed	81.8%	5,436,341	5.71%	4.5
Variable	18.2%	1,205,594	2.02%	2.5

	100.0%	$6,641,935	5.04%	4.1

Total Debt		24,249,723

Total Fixed Debt	88.0%	21,342,867	6.00%	5.6

Total Variable Debt	12.0%	2,906,856	1.80%	2.4

(1)
These debt obligations are hedged by interest rate cap agreements.
(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured	400,000	400,000
SB Trolley Square Holding		08/01/10		9.03%	Fixed	Secured	27,352	27,352
Copley Place	(2)	08/01/10		0.90%	Variable	Secured	200,000	196,294
Simon Property Group, LP (Sr. Notes)		08/15/10		4.88%	Fixed	Unsecured	400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured	81,281	79,021
Crystal River		11/11/10	(21)	7.63%	Fixed	Secured	14,609	14,609
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured	512,849	512,849
Port Charlotte Town Center		12/11/10	(21)	7.98%	Fixed	Secured	50,258	40,206
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured	71,237	46,297
Simon Property Group, LP (Sr. Notes)		01/20/11		7.75%	Fixed	Unsecured	77,639	77,639
CPG Partners, LP (Sr. Notes)		02/01/11		8.25%	Fixed	Unsecured	83,588	83,588
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured	120,022	120,022
Henderson Square		07/01/11		6.94%	Fixed	Secured	14,299	10,863
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured	75,527	75,527
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	57,194	57,194
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	65,978	65,978
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	49,437	49,437
Simon Property Group, LP (Sr. Notes)		09/01/11		5.60%	Fixed	Unsecured	101,517	101,517
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	119,836	119,836
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan	(2)	03/05/12		0.95%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	27,138	27,138
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	80,109	80,109
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	16,112	16,112
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,852	14,852
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	30,153	30,153
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	21,333	21,333
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	31,144	31,144
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	43,744	43,744

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured		69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured		8,975	8,975
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured		6,463	6,463
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured		7,893	7,893
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured		1,607	1,607
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured		15,509	15,509
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured		19,298	19,298
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured		52,109	52,109
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured		122,288	122,288
Revolving Credit Facility—USD		03/31/13		2.35%	Variable	Unsecured		0	0
Revolving Credit Facility—Yen Currency		03/31/13		2.26%	Variable	Unsecured	(13)	239,808	239,808
Revolving Credit Facility—Euro Currency		03/31/13		2.50%	Variable	Unsecured	(14)	195,331	195,331
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured		700,000	700,000
Stanford Shopping Center	(2)	07/01/13		2.40%	Variable	Secured		240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured		92,277	92,277
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured		75,000	75,000
Texas Lifestyle Centers Secured Loan	(2)	09/23/13	(16)	3.85%	Fixed	Secured		260,000	260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured		200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured		28,150	8,895
Montgomery Mall		05/11/14	(21)	5.17%	Fixed	Secured		87,363	52,418
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured		1,100,000	1,100,000
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured		89,313	89,313
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured		98,632	98,632
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured		22,869	22,869
Desoto Square		07/01/14		5.89%	Fixed	Secured		63,654	63,654
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured		47,532	47,532
Washington Square		07/01/14		5.94%	Fixed	Secured		29,701	29,701
West Ridge Mall		07/01/14		5.89%	Fixed	Secured		68,177	68,177
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured		190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured		69,660	52,245
Brunswick Square		08/11/14		5.65%	Fixed	Secured		81,915	81,915
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured		500,000	500,000
Regency Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		3,980	3,980
St. Charles Towne Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		25,873	25,873
West Ridge Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		4,976	4,976
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured		2,914	1,467
Lake View Plaza		01/01/15		8.00%	Fixed	Secured		15,968	15,968
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured		400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured		600,000	600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured		26,490	26,490
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured		600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured		250,000	250,000
Penn Square Mall		04/01/16		7.75%	Fixed	Secured		99,198	93,738

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16	8.20%	Fixed	Secured	942	942
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	79,617	79,617
South Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	197,051	197,051
Walt Whitman Mall	(22)	08/01/16	8.00%	Fixed	Secured	121,415	121,415
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	96,724	91,373
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,891	18,891
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,697	17,697
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,357	7,357
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,714	14,714
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	32,598	32,598
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,889,176	17,613,995

Premium on Fixed-Rate Indebtedness						37,304	37,084
Discount on Fixed-Rate Indebtedness						(43,291)	(43,291)

Total Consolidated Indebtedness						17,883,189	17,607,788

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness
Southdale Center		05/01/10		5.18%	Fixed	Secured		186,550		93,275
Shops at Sunset Place, The		05/09/10		2.46%	Variable	Secured		77,978		29,242
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000		200,000
Lakeforest Mall		07/08/10		4.90%	Fixed	Secured		141,050		35,263
Coddingtown Mall		07/14/10		1.40%	Variable	Secured		15,500		15,500
Lehigh Valley Mall		08/09/10		0.81%	Variable	Secured		150,000		56,415
Apple Blossom Mall		09/10/10		7.99%	Fixed	Secured		35,332		17,361
Auburn Mall		09/10/10		7.99%	Fixed	Secured		41,373		20,330
Arizona Mills		10/05/10		7.90%	Fixed	Secured		131,494		32,874
Net Leases I		10/10/10		7.96%	Fixed	Secured		26,501		13,250
Springfield Mall		12/01/10		1.35%	Variable	Secured		72,300		27,467
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		241,972		120,986
Galleria Commerciali Italia—Catania		12/17/10		1.36%	Variable	Secured	(10)	92,385		45,269
Atrium at Chestnut Hill		03/11/11	(21)	6.89%	Fixed	Secured		43,605		21,426
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		88,523		43,498
Bay 1 (Torcy)—Fixed		05/31/11		4.15%	Fixed	Secured	(11)	16,766		8,383
Bay 1 (Torcy)—Variable		05/31/11		1.33%	Variable	Secured	(11)	2,162		1,081
Bay 2 (Torcy)—Fixed		06/30/11		4.24%	Fixed	Secured	(11)	61,986		30,993
Bay 2 (Torcy)—Variable		06/30/11		1.33%	Variable	Secured	(11)	8,631		4,316
Highland Mall		07/10/11		6.83%	Fixed	Secured		63,980		31,990
Seminole Towne Center	(2)	08/09/11		3.25%	Variable	Secured		68,495	(19)	8,904
Villabe A6—Bel'Est—Fixed		08/31/11		6.16%	Fixed	Secured	(11)	9,400		4,700
Villabe A6—Bel'Est—Variable		08/31/11		1.33%	Variable	Secured	(11)	2,400		1,200
Wilenska Station Shopping Center—Fixed		08/31/11		5.05%	Fixed	Secured	(11)	25,141		12,571
Wilenska Station Shopping Center—Variable		08/31/11		2.23%	Variable	Secured	(11)	15,137		7,569
Fashion Centre Pentagon Retail		09/11/11	(21)	6.63%	Fixed	Secured		148,603		63,156
Denver West Village		10/01/11		8.15%	Fixed	Secured		21,732		4,075
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured	(12)	9,064		3,626
Domain Residential Building P	(2)	11/07/11		2.25%	Variable	Secured		3,644		1,822
Colorado Mills		11/12/11		2.03%	Variable	Secured		161,874	(19)	30,351
Shops at Riverside, The	(2)	11/14/11		1.05%	Variable	Secured		138,000		69,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured		23,700	(19)	2,500
Discover Mills—2		12/11/11		6.08%	Fixed	Secured		135,000	(19)	14,243
Galleria Commerciali Italia—Facility A	(2)	12/22/11		5.37%	Fixed	Secured	(10)	311,618		152,693
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured	(10)	308,792		151,308

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
St. Louis Mills		01/08/12		6.39%	Fixed	Secured		90,000		35,352
Meadowood Mall		01/09/12		1.12%	Variable	Secured		147,733		36,933
Tosu Premium Outlets—Variable		01/31/12		0.66%	Variable	Secured	(12)	10,359		4,144
Dover Mall & Commons	(2)(3)	02/01/12		2.20%	Variable	Secured		83,756		28,515
Esplanade, The	(2)(3)	02/01/12		2.20%	Variable	Secured		75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12		2.20%	Variable	Secured		125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12		2.20%	Variable	Secured		105,543		52,772
Dadeland Mall		02/11/12	(21)	6.75%	Fixed	Secured		179,761		89,881
Square One		03/11/12		6.73%	Fixed	Secured		85,557		42,041
Southridge Mall		04/01/12		5.23%	Fixed	Secured		124,000		62,000
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured		2,621	(19)	131
Hamilton Town Center	(2)	05/29/12		1.85%	Variable	Secured		95,283		47,642
Arkadia Shopping Center		05/31/12		4.68%	Fixed	Secured	(11)	137,641		68,821
Arkadia Shopping Center—2		05/31/12		6.73%	Fixed	Secured	(11)	158,029		79,015
Gotemba Premium Outlets—Variable		05/31/12		0.66%	Variable	Secured	(12)	8,007		3,203
Mills Senior Loan Facility	(2)	06/07/12		1.50%	Variable	Secured		695,000		347,500
Marley Station		07/01/12		4.89%	Fixed	Secured		114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured		64,350		16,088
Crystal Mall		09/11/12	(21)	5.62%	Fixed	Secured		94,088		70,160
Fashion Centre Pentagon Office	(2)	10/01/12	(24)	5.50%	Variable	Secured		40,000		17,000
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured		163,199		32,232
Katy Mills		01/09/13		6.69%	Fixed	Secured		142,944		17,868
Del Amo	(2)	01/23/13		1.75%	Variable	Secured		335,000		83,750
SouthPark Residential		02/23/13		3.00%	Variable	Secured		21,111		8,444
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		128,741		63,260
Avenues, The		04/01/13		5.29%	Fixed	Secured		70,896	(19)	10,634
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		70,981	(19)	2,839
Domain Residential Phase II	(2)	07/22/13		2.25%	Variable	Secured		34,322		17,161
Solomon Pond		08/01/13		3.97%	Fixed	Secured		106,617		52,389
Tosu Premium Outlets—Fixed		08/24/13		1.49%	Fixed	Secured	(12)	7,207		2,883
Miami International Mall		10/01/13		5.35%	Fixed	Secured		92,840		44,355
Fashion Valley Mall		10/09/13	(24)	4.00%	Variable	Secured		350,000		175,000
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000		17,198
Domain Westin	(2)	10/15/13		2.20%	Variable	Secured		27,236		13,618
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured	(10)	36,329		17,801
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured	(10)	33,791		16,558
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured	(10)	14,087		6,903
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured		114,079		28,520
Ontario Mills	(2)(16)	12/05/13		4.98%	Fixed	Secured		175,000		43,750
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured		11,357		3,367
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.49%	Fixed	Secured	(12)	21,555		8,622
Kobe Sanda Premium Outlets—Variable		01/31/14		0.92%	Variable	Secured	(12)	52,552		21,021
Concord Marketplace		02/01/14		5.76%	Fixed	Secured		13,206		6,603
Northshore Mall		03/11/14	(21)	5.03%	Fixed	Secured		200,765		98,651
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured		820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured		385,000		114,056
Grapevine Mills	(2)(16)	09/22/14		5.90%	Fixed	Secured		270,000		80,001

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Block at Orange		10/01/14	6.25%	Fixed	Secured		220,000		55,000
Opry Mills		10/10/14	6.16%	Fixed	Secured		280,000		140,000
Gotemba Premium Outlets—Fixed		10/25/14	1.55%	Fixed	Secured	(12)	64,292		25,717
Indian River Commons		11/01/14	5.21%	Fixed	Secured		9,601		4,801
Indian River Mall		11/01/14	5.21%	Fixed	Secured		65,051		32,526
Rinku Premium Outlets		11/25/14	1.83%	Fixed	Secured	(12)	30,673		12,269
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured		170,000		85,000
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15	5.38%	Fixed	Secured	(10)	99,998		48,999
Galleria Commerciali Italia—Cinisello—Variable		03/31/15	1.38%	Variable	Secured	(10)	69,737		34,171
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured		77,500		38,750
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured		13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured		24,800	(19)	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	(19)	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	(19)	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	(19)	0
Great Mall of the Bay Area	(2)	08/28/15	6.01%	Fixed	Secured		270,000		135,000
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000		57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured		134,392		66,037
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured		643,583		202,632
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured		177,417		55,860
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured		180,000		45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured		18,494		7,026
Eastland Mall		06/01/16	5.79%	Fixed	Secured		168,000		84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured		176,300		88,150
Granite Run Mall		06/01/16	5.83%	Fixed	Secured		116,121		58,060
Mesa Mall		06/01/16	5.79%	Fixed	Secured		87,250		43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured		94,000		47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured		101,500		50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured		45,214		22,607
Greendale Mall		10/01/16	6.00%	Fixed	Secured		45,000		22,112
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured		22,949		11,475
Falls, The	(25)	11/30/16	7.50%	Fixed	Secured		115,466		28,867
Stoneridge Shopping Center	(25)	11/30/16	7.50%	Fixed	Secured		228,314		57,079
Briarwood Mall	(25)	11/30/16	7.50%	Fixed	Secured		119,448		29,862
Coconut Point		12/10/16	5.83%	Fixed	Secured		230,000		115,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

Property Name	Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
King of Prussia Mall—1	01/01/17		7.49%	Fixed	Secured		123,577		15,262
King of Prussia Mall—2	01/01/17		8.53%	Fixed	Secured		8,701		1,075
Mall at Rockingham	03/10/17		5.61%	Fixed	Secured		260,000		63,879
Liberty Plaza	06/01/17		5.68%	Fixed	Secured		43,000		21,500
Franklin Mills	06/01/17		5.65%	Fixed	Secured		290,000		145,000
Gurnee Mills	07/01/17		5.77%	Fixed	Secured		321,000		160,500
Potomac Mills	07/11/17		5.83%	Fixed	Secured		410,000		205,000
California Department Stores	11/01/17		6.53%	Fixed	Secured		31,300		10,432
West Town Mall	12/01/17		6.34%	Fixed	Secured		210,000		105,000
Aventura Mall	12/11/17		5.91%	Fixed	Secured		430,000		143,333
Sano Premium Outlets	05/31/18		0.55%	Variable	Secured	(12)	47,329		18,932
Sendai Premium Outlets	10/31/18		0.51%	Variable	Secured	(12)	36,905		14,762
Whitehall Mall	11/01/18		7.00%	Fixed	Secured		11,949		4,539
Net Leases II	01/10/23		9.35%	Fixed	Secured		20,873		10,436
AMI Premium Outlets	09/25/23		2.09%	Fixed	Secured	(12)	129,492		51,801
TMLP Trust Preferred Unsecured Securities	03/30/36	(18)	7.38%	Fixed	Unsecured		100,000		50,000

Total Joint Venture Indebtedness at Face Value							16,302,758		6,634,911

Premium on JV Fixed-Rate Indebtedness							15,952		7,708
Discount on JV Fixed-Rate Indebtedness							(1,378)		(684)

Total Joint Venture Indebtedness							16,317,332	(20)	6,641,935	(17)

Our Share of Total Indebtedness									24,249,723

(Footnotes on following page)

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2010
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2010: LIBOR at .25%; EURIBOR at .4%; and YEN LIBOR at ..16%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 718.5 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 598.0 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 4.88%.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 325.0 million. Associated with Arkadia and portions of Bay 1 (Torcy), Bay 2 (Torcy), Wilenska and Villabe are interest rate swap agreements with a total combined 302.8 million euros notional amount that effectively fix these loans at a combined 5.44%.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 38,683.7 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,225.0 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 145.2 million.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $137.0 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Upon the initial maturity date of 3/30/11, pricing re-sets every 5 years based on an index of LIBOR + 2.375%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Repayment Date is the date reflected as the Maturity Date. The loan documents state longer term Maturity Dates (between 2028 and 2035) subject to certain pre-negotiated provisions.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2010

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI

Property Name	City	State
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL

Property Name	City	State
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2010
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	4,484,683	$50	$224,234	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(1)	951,584	$50	$47,579	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(3)	255,373	$100	$25,537	N/A

(1)
For the quarter ending March 31, 2010, holders of our Series I 6% Convertible Perpetual Preferred Stock, or Series I Preferred Stock, and holders of the Operating Partnership's 6% Series I Convertible Perpetual Preferred Units, or Series I Preferred Units, had the right to convert their Series I Preferred Stock into our common shares or Series I Preferred Units into units of the Operating Partnership or Series I Preferred Stock. The optional conversion election resulted from the closing sale price of our common stock exceeding the applicable trigger price per share for a period of 20 trading days in the last 30 trading days of the prior quarter. The Series I Preferred Stock and Preferred Units were convertible at a rate of .847495 through April 14, 2010.

On March 17, 2010, Simon Property Group announced that it would redeem all of the outstanding shares of its Series I Preferred Stock and the Series I Preferred Units on April 16, 2010. The redemption price was equal to the liquidation value per share plus accumulated and unpaid dividends through the redemption date or $50.4917 per share or unit. Holders had the right to convert their Series I Preferred Stock into the Company's common shares or Series I Preferred Units into units of the Operating Partnership at a conversion ratio of .847495 through April 14, 2010.

As of April 14, 2010, substantially all of the holders of Series I Preferred Stock converted 7,871,276 shares of Series I Preferred Stock into 6,670,589 common shares, and all of the holders of Series I Preferred Units converted 1,017,480 preferred units into 862,292 common units. On April 16, 2010, we redeemed the remaining 219,879 shares of preferred stock for $11.1 million in cash.

The Series I Preferred Stock was traded on the New York Stock Exchange. The closing price on March 31, 2010 was $71.14 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2010 was $60.69 per share.

(3)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of March 31, 2010 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1) For the Three Months Ended March 31, 2010
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2010 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2010 (In thousands)
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of March 31, 2010 ($ in 000's, except per share amounts)